                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             J.P. MORGAN SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                            J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036

                          J. P. MORGAN GLOBAL 50 FUND

                      J. P. MORGAN GLOBAL HEALTHCARE FUND

                    J. P. MORGAN TAX AWARE U.S. EQUITY FUND

                 J. P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND

                       J. P. MORGAN LARGE CAP GROWTH FUND

                       J. P. MORGAN CALIFORNIA BOND FUND

                        J. P. MORGAN MARKET NEUTRAL FUND

                         J. P. MORGAN SMART INDEX FUND

                  J. P. MORGAN TAX AWARE ENHANCED INCOME FUND

            J. P. MORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
                                                                    May 18, 2001

Dear Shareholder:

    A special meeting of the shareholders of the JPMorgan Funds listed above (the "Funds"), each a series of J.P. Morgan Series Trust (the "Trust"), will be held on July 3, 2001 at 9:00 a.m., Eastern time. Before that meeting we would like you to vote on the important issues affecting your Fund(s) as described in the attached proxy statement. Formal notice of the meeting appears after this letter, followed by materials regarding the meeting.

    As you may be aware, J.P. Morgan & Co. Incorporated, the former corporate parent of the investment adviser of your Fund's assets, has recently completed a merger with The Chase Manhattan Corporation to form J.P. Morgan Chase & Co. ("JPMC"). As a result of this merger, JPMC is seeking to reorganize parts of its investment management business and funds advised by its subsidiaries. At the special meeting, shareholders of each Fund will be asked to consider and vote upon the election of a new Board of Trustees.

    THE BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL DESCRIBED IN THIS DOCUMENT.

    We encourage you to read the attached proxy statement in full. By way of introduction, following this letter we have included questions and answers regarding this proxy. The information is designed to help you cast your vote as a shareholder of one or more of the Funds, and is being provided as a supplement to, and not a substitute for, your proxy materials, which we urge you to review carefully.

    We realize that this proxy statement will take time to read, but your vote is very important. Please familiarize yourself with the proposal and sign and return your proxy card(s) in the enclosed postage-paid envelope today. You may receive more than one proxy card if you own shares in more than one Fund. Please sign and return each card you receive.

    If your completed proxy card(s) are not received, you may be contacted by officers or employees of JPMorgan Funds, JPMC, its affiliates or other representatives of the Fund(s) or by our proxy solicitor, D.F. King & Co., Inc. D.F. King & Co., Inc. has been engaged to assist your Fund(s) in soliciting proxies. They will remind you to vote your shares. You may also call the number provided in your proxy card(s) for additional information.

                                          Sincerely,

                                          /s/ Matthew Healey
                                          Matthew Healey
                                          Chairman

                                                                       NAPS 5866

WHEN WILL THE SPECIAL MEETING BE HELD? WHO IS ELIGIBLE TO VOTE?

    The meeting will be held on July 3, 2001, at 9:00 a.m. Eastern time at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. Please note that this meeting will only cover the items listed in this proxy statement. There will be no presentations about the Funds. The record date is the close of business on April 6, 2001. Only shareholders who own shares at that time are entitled to vote at the meeting.

WHAT ARE THE ISSUES CONTAINED IN THIS PROXY?

    Your Board of Trustees is recommending that shareholders consider the election of eight Trustees.

WHO ARE THE NOMINEES TO BE MY TRUSTEES?

    Each of the eight Nominees currently serves as a Trustee or member of the Advisory Board of the Trust or is a Trustee of other trusts in the JPMorgan Funds Family. They are: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, Jr. and H. Richard Vartabedian. Biographical information for the Nominees is included in the attached proxy statement.

HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

    The Board of Trustees unanimously recommends that you vote FOR the proposal on the enclosed proxy card.

WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

    Please call the number provided in your proxy card(s) for additional information.

                            J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036

                       ON BEHALF OF ITS FOLLOWING SERIES:

                          J. P. MORGAN GLOBAL 50 FUND

                      J. P. MORGAN GLOBAL HEALTHCARE FUND

                    J. P. MORGAN TAX AWARE U.S. EQUITY FUND

                 J. P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND

                       J. P. MORGAN LARGE CAP GROWTH FUND

                       J. P. MORGAN CALIFORNIA BOND FUND

                        J. P. MORGAN MARKET NEUTRAL FUND

                         J. P. MORGAN SMART INDEX FUND

                  J. P. MORGAN TAX AWARE ENHANCED INCOME FUND

            J. P. MORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 3, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of J.P. Morgan Global 50 Fund, J.P. Morgan Global Healthcare Fund, J.P. Morgan Tax Aware U.S. Equity Fund, J.P. Morgan Tax Aware Disciplined Equity Fund,
J.P. Morgan Large Cap Growth Fund, J.P. Morgan California Bond Fund,
J.P. Morgan Market Neutral Fund, J.P. Morgan Smart Index Fund, J.P. Morgan Tax Aware Enhanced Income Fund and J.P. Morgan Tax Aware Small Company Opportunities Fund (each a "Fund" and each a series of J.P. Morgan Funds (the "Trust")), will be held at 1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036, on
July 3, 2001 at 9:00 a.m., Eastern time, for the following purposes, which are more fully described in the accompanying Proxy Statement dated May 18, 2001:

 1.  To elect the Board of Trustees; and

 2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

    The Board of Trustees of the Trust has fixed the close of business on April 6, 2001 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. The Meeting will be a joint meeting with the meetings of shareholders of all other series of the Trust, which meetings are being called for purposes of considering in all cases proposal 1, and in some cases certain other proposals that do not apply to you.

                             YOUR VOTE IS IMPORTANT

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                          J.P. MORGAN SERIES TRUST
                                          By Order of the Board of Trustees

                                          /s/ Sharon Weinberg

                                          Sharon Weinberg
                                          Secretary

Dated: May 18, 2001

                                PROXY STATEMENT

                            J.P. MORGAN SERIES TRUST
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036
                       ON BEHALF OF ITS FOLLOWING SERIES:
                          J. P. MORGAN GLOBAL 50 FUND
                      J. P. MORGAN GLOBAL HEALTHCARE FUND
                    J. P. MORGAN TAX AWARE U.S. EQUITY FUND
                 J. P. MORGAN TAX AWARE DISCIPLINED EQUITY FUND
                       J. P. MORGAN LARGE CAP GROWTH FUND
                       J. P. MORGAN CALIFORNIA BOND FUND
                        J. P. MORGAN MARKET NEUTRAL FUND
                         J. P. MORGAN SMART INDEX FUND
                  J. P. MORGAN TAX AWARE ENHANCED INCOME FUND
            J. P. MORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                        SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 3, 2001

                                  INTRODUCTION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of J.P. Morgan Series Trust (the "Trust") for use at the special meeting of shareholders of the funds listed above (the "Funds") to be held at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036 on July 3, 2001 at 9:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). The Meeting will be a joint meeting with the meetings of shareholders of all other series of the Trust ("Joint Meeting"), which meetings are being called for purposes of considering in all cases proposal 1, and in some cases other proposals that do not apply to you.

    Shareholders of record of any series of the Trust at the close of business on April 6, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Because as of the Record Date you were a shareholder of the Trust, you are entitled to vote on proposal 1. This proxy statement and the accompanying notice of meeting and proxy card(s) are first being mailed to shareholders on or about May 18, 2001.

    The Trust is composed of separate series, including J.P. Morgan Global 50 Fund, J.P. Morgan Global Healthcare Fund, J.P. Morgan Tax Aware U.S. Equity Fund, J.P. Morgan Tax Aware Disciplined Equity Fund, J.P. Morgan Large Cap Growth Fund, J.P. Morgan California Bond Fund, J.P. Morgan Market Neutral Fund, J.P. Morgan Smart Index Fund, J.P. Morgan Tax Aware Enhanced Income Fund and J.P. Morgan Tax Aware Small Company Opportunities Fund (collectively, the "Funds"). The Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Massachusetts business trust.

    The Trust's principal underwriter is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036, and the investment adviser for the Funds' assets is J.P. Morgan Investment Management Inc. ("JPMIM"), 522 Fifth Avenue, New York, N.Y. 10036. The Trust's administrator is the Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, N.Y. 10005.

    At the Meeting, shareholders of each of the Funds will vote on proposal 1 for the election of the Board of Trustees of the Trust.

                                  PROPOSAL ONE

                         ELECTION OF BOARD OF TRUSTEES

    As a result of the recent merger of J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation ("Chase") into J.P. Morgan Chase & Co. ("JPMC"), JPMC and its affiliates reviewed the compatibility of their various mutual fund groups. They proposed that appropriate steps be taken to integrate funds of the Trust and other registered investment companies advised by JPMIM (the "Morgan Fund Complex") and registered investment companies advised by J.P. Morgan Fleming Asset Management (USA) Inc. (the "Chase Vista Fund Complex") in order that funds in these complexes be reorganized into a single, streamlined mutual fund complex bearing the "JPMorgan" name and sharing substantially similar arrangements for the provision of services to all such funds (the "Fund Complex"). Similarly, JPMC and the Boards considered that the Boards of Trustees for the Morgan Fund Complex and the Chase Vista Fund Complex also be integrated and streamlined into a consolidated Board of Trustees to serve all of the funds in the Fund Complex (the "Consolidated Board"). It is anticipated that having a Consolidated Board will enhance the governance of the larger Fund Complex and is consistent with the prior practice of having a single Board for each predecessor fund complex. JPMC believes, and the respective Boards similarly concluded, that the Consolidated Board will increase administrative efficiencies for JPMC and the funds in the Fund Complex and will benefit shareholders of all such funds. The eight individuals who are being proposed for election to the Consolidated Board, and hence the Nominees described in this Proposal, were nominated after a careful and deliberate selection process by the respective Nominating Committees and Boards of Trustees of the Morgan Fund Complex and the Chase Vista Fund Complex. This selection process included the consideration of various factors, such as the desire to balance the respective expertise of the various candidates and diversity of background, the historical experience of various Trustees and Advisory Board members of the predecessor complexes, the sizes of the Boards and each of the Fund Complexes and related future cost savings, the practicalities dictated by the age 70 mandatory retirement policy of the Morgan Fund Complex, and other factors the Boards deemed relevant.

    Accordingly, each Nominee identified below is a current Trustee or Advisory Board Member of the Trust or a current Trustee of other funds in the Fund Complex. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected. Each Trustee will hold office for a term of unlimited duration subject to the current mandatory retirement age of 70.

    The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Trustee for any reason, but if that should occur prior to the Joint Meeting, the proxies reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Certain information concerning the Nominees of the Trust is set forth below:

NAME OF NOMINEE AND                  TRUSTEE OF           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE  AGE  DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
----------------------------------   -----------  ---  ----------------------------------------------------
William J. Armstrong--                Nominee     59   Retired; formerly Vice President and Treasurer,
  Trustee of certain other trusts                      Ingersoll-Rand Company (manufacturer of industrial
  in the Fund Complex since 1987                       supplies). Address: 287 Hampshire Ridge, Park
                                                       Ridge, NJ 07656.

Roland R. Eppley, Jr.--               Nominee     68   Retired; formerly President and Chief Executive
  Trustee of certain other trusts                      Officer, Eastern States Bankcard Association Inc.
  in the Fund Complex since 1989                       (financial services) (1971-1988); Director, Janel
                                                       Hydraulics, Inc.; formerly Director of The Hanover
                                                       Funds, Inc. (open-end mutual funds). Address:
                                                       105 Coventry Place, Palm Beach Gardens, FL 33418.

NAME OF NOMINEE AND                  TRUSTEE OF           BUSINESS EXPERIENCE AND PRINCIPAL OCCUPATIONS
CURRENT POSITION WITH FUND COMPLEX   TRUST SINCE  AGE  DURING THE PAST FIVE YEARS AND CURRENT DIRECTORSHIPS
----------------------------------   -----------  ---  ----------------------------------------------------
Ann Maynard Gray--                    Nominee     55   Former President, Diversified Publishing Group and
  Member of Advisory Board of the                      Vice President, Capital Cities/ABC, Inc. Ms. Gray is
  Trust and certain other trusts in                    also a director of Duke Energy Corporation and Elan
  the Fund Complex since 2000                          Corporation, plc (pharmaceuticals). Address:
                                                       1262 Rockrimmon Road, Stamford, CT 06903.

Matthew Healey--                       1996       63   Former Chief Executive Officer of the Trust through
  Chairman of the Trust and certain                    April 2001; Chairman, Pierpont Group (provides
  other trusts in the Fund Complex;                    services to trustees of investment companies), since
  Trustee of certain trusts in the                     prior to 1993. Address: Pine Tree Country Club
  Fund Complex since 1982                              Estates, 10286 Saint Andrews Road, Boynton Beach,
                                                       FL 33436.

Fergus Reid, III*--                   Nominee     68   Chairman and Chief Executive Officer, Lumelite
  Chairman of certain other trusts                     Corporation (plastics manufacturing), since
  in the Fund Complex; Trustee of                      September 1985; Trustee, Morgan Stanley Funds.
  other trusts in the Fund Complex                     Address: 202 June Road, Stamford, CT 06903.
  since 1984

James J. Schonbachler--               Nominee     58   Retired; Prior to September, 1998, Managing
  Member of Advisory Board of the                      Director, Bankers Trust Company and Group Head and
  Trust and certain other trusts in                    Director, Bankers Trust A.G., Zurich and BT
  the Fund Complex since 2000                          Brokerage Corp. (financial services). Address:
                                                       3711 Northwind Court, Jupiter, FL 33477.

Leonard M. Spalding, Jr.*--           Nominee     65   Retired; formerly Chief Executive Officer of Chase
  Trustee of certain other trusts                      Mutual Funds Corp.; formerly President and Chief
  in the Fund Complex since 1998                       Executive Officer of Vista Capital Management
                                                       (investment management); and formerly Chief
                                                       Investment Executive of The Chase Manhattan Private
                                                       Bank (investment management). Address: 2025 Lincoln
                                                       Park Road, Springfield, KY 40069.

H. Richard Vartabedian--              Nominee     65   Former President of other trusts in the Fund Complex
  Trustee of certain other trusts                      through April 2001; Investment Management
  in the Fund Complex since 1992                       Consultant; formerly, Senior Investment Officer,
                                                       Division Executive of the Investment Management
                                                       Division of The Chase Manhattan Bank, N.A.,
                                                       1980-1991. Address: P.O. Box 296, Beach Road,
                                                       Hendrick's Head, Southport, ME 04576.

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  *  Mr. Spalding is deemed to be an "interested person" (as defined in the 1940
     Act) due to his ownership of equity securities of affiliates of JPMC. It is anticipated that Mr. Reid will be named Chairman of the Trust and therefore may be deemed to be an "interested person" of the Trust.

    If elected, each Nominee would oversee 81 separate portfolios.

    The Board of Trustees and Advisory Board Members of the Trust each met five times during the 2000 calendar year, and each of these individuals attended at least 75% of the meetings of the Board and any committee on which he or she serves.

    The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Addy (Chairman), Eschenlauer, Burns, Mallardi and Healey. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the 2000 calendar year.

    The Board of Trustees of the Trust presently has a Nominating Committee. The members of the Nominating Committee are Messrs. Addy, Eschenlauer, Burns and Mallardi. The function of the Nominating

Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the 2000 calendar year.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

    Each current Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of JPMIM is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by JPMIM. Each Trustee receives an annual fee of $75,000, which is allocated among all investment companies for which the Trustee serves.

    Compensation expenses paid or accrued for the calendar year ended December 31, 2000 for each Nominee are set forth below.

                                            COMPENSATION FROM          PENSION OR RETIREMENT  TOTAL COMPENSATION FROM
                                         "MORGAN FUND COMPLEX"(1)        BENEFITS ACCRUED        "FUND COMPLEX"(2)
                                     --------------------------------  ---------------------  -----------------------
William J. Armstrong                                   NA                    $ 41,781              $ 90,000 (10)(3)
Roland R. Eppley, Jr.                                  NA                    $ 58,206              $ 91,000 (10)(3)
Ann Maynard Gray                                 $ 75,000                          NA              $ 75,000 (17)(3)
Matthew Healey(4)                                $ 75,000                          NA              $ 75,000 (17)(3)
Fergus Reid, III                                       NA                    $110,091              $202,750 (10)(3)
James J. Schonbachler                            $ 75,000                          NA              $ 75,000 (17)(3)
Leonard M. Spalding, Jr.                               NA                    $ 35,335              $ 89,000 (10)(3)
H. Richard Vartabedian                                 NA                    $ 86,791              $134,350 (10)(3)

---------------------

(1) The Morgan Fund Complex means registered investment companies advised by JPMIM.
(2) A Fund Complex generally means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies (as used herein, registered investment companies advised by JPMIM and J.P. Morgan Fleming Asset
     Management (USA) Inc.).
(3) Total number of investment company boards with respect to Trustees, or Advisory Boards with respect to Advisory Board members, served on within the Fund Complex.
(4)  Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont
     Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

ONE-TIME RETIREMENT PACKAGE FOR MORGAN FUND COMPLEX

    Inasmuch as the Morgan Fund Complex does not have any retirement plan for its Trustees and JPMC will also benefit from the administrative efficiencies of a consolidated board, JPMC volunteered to pay a one-time retirement package to the Trustees of the Morgan Fund Complex and the Advisory Board members who will leave the Board of Trustees or Advisory Board of the Morgan Fund Complex prior to their normal retirement date. For each retiring Trustee, the retirement package is equal to three times the annual fee (which may increase) for the new combined Board per Trustee; for each Advisory Board member, the retirement package is one and a half times the annual fee (which may increase) for the new combined Board per Trustee.

RETIREMENT PLAN AND DEFERRED COMPENSATION PLAN FOR ELIGIBLE TRUSTEES OF FORMER CHASE VISTA FUNDS

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of
(1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the

Trustee. On February 22, 2001, the Board of Trustees voted to terminate the Plan and in furtherance of this determination agreed to pay Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by Chase. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian, who are Nominees, received $1,027,673, $800,600, $2,249,437, $463,798 and $1,076,927,
respectively, in connection with the termination. Each Nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.

    Effective August 21, 1995, the Trustees of the former Chase Vista Funds instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian have elected to defer compensation under such plan.

    The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. To assist the Trustees in exercising their overall supervising responsibilities, the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. Pierpont Group, Inc. was organized in July 1989 to provide services for the J.P. Morgan Family of Funds (formerly "The Pierpont Family of Funds"), and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust paid Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. As part of the overall integration and reorganization of the funds within the Fund Complex, it is anticipated that the Trust will terminate its agreement with Pierpont
Group, Inc. The consolidated Board of Trustees will instead look to counsel, auditors, Morgan and other service providers, as necessary.

PRINCIPAL EXECUTIVE OFFICERS

    The Trust's principal executive officers are listed below. The officers conduct and supervise the business operations of the Trust. The business address of each of the officers is J.P. Morgan Fund Distributors, Inc., 1211 Avenue of the Americas, New York, New York, 10036. Each officer will hold office for an indefinite term, but may be removed by the Board of Trustees at any time. The Trust has no employees.

    NAME AND POSITION       AGE  PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS AND OTHER INFORMATION
--------------------------  ---  ---------------------------------------------------------------------
David Wezdenko,             37   Vice President, J.P. Morgan Investment Management Inc. Mr. Wezdenko
  President and Treasurer        is the Chief Operating Officer for the U.S. Mutual Funds and
  (April 2001 - present)         Financial Intermediaries Business. Since joining J. P. Morgan in
                                 1996, he has held numerous financial and operations related positions supporting the J. P. Morgan pooled funds business.

Sharon Weinberg,            41   Vice President, J.P. Morgan Investment Management Inc. Ms. Weinberg
  Vice-President and             is head of Business and Product Strategy for the U.S. Mutual Funds
  Secretary (April 2001 -        and Financial Intermediaries business. Since joining J.P. Morgan in
  present)                       1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development.

RECOMMENDATION OF TRUSTEES

    The Trustees of the Trust voted for the approval of the election of the Nominees as Trustees. If elected, each Trustee will hold office until the attainment of the mandatory retirement age of 70* and until his or her successor is chosen or qualified except (a) any Trustee may resign, (b) any Trustee may be removed by shareholders upon an affirmative vote of two-thirds of all the voting shares entitled to be cast for the election of Trustees, and (c) any Trustee may be removed with cause by at least two-thirds of the remaining Trustees.

---------------------
* Each Nominee is grandfathered with respect to the mandatory retirement age for three years from the date of election.

REQUIRED VOTE

    The affirmative vote of the holders of more than 50% of the voting shares of the Trust present, in person or by proxy, at the Joint Meeting is required to elect a Trustee of the Trust, provided that at least one-third of the outstanding voting shares of the Trust is represented at the Joint Meeting, either in person or by proxy. In the event that the requisite vote is not reached, the current Trustees would remain as the only Trustees of the Trust.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

ACCOUNTANTS

    PricewaterhouseCoopers LLP serves as the Funds' independent accountants, auditing and reporting on the annual financial statements of each Fund and reviewing certain regulatory reports and each Fund's federal income tax returns. PricewaterhouseCoopers LLP also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

   AUDIT FEES. The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of each Fund for the last fiscal year was $306,000.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no financial information systems and design implementation services rendered by PricewaterhouseCoopers LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the calendar year ended December 31, 2000.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Funds, the Adviser and the Adviser's affiliates that provide services to the Funds for the calendar year ended December 31, 2000 was $11,065,200.

    The Audit Committee of the Trust has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                   VOTING INFORMATION CONCERNING THE MEETING

GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. The Trust's officers and service providers may also solicit proxies by telephone, facsimile machine, telegraph, the Internet or personal interview. In addition, the Trust has retained the services of professional solicitors to aid in the solicitation of proxies for a fee. It is anticipated that banks, brokerage houses and other custodians will be requested on behalf of the Trust to forward solicitation materials to their principals to obtain authorizations for the execution of proxies. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Joint Meeting and electing to vote in person.

    Only the shareholders of record at the close of business on April 6, 2001 will be entitled to vote at the Joint Meeting. The holders of one third of the voting shares outstanding of the Trust at the close of business on April 6, 2001 present in person or represented by proxy will constitute a quorum for the Joint Meeting. With respect to each Fund, such Fund's shareholders are entitled to the number of votes (or "voting shares") equal to the product of the number of shares owned multiplied by the net asset value per share on the record date. The number of shares of the Trust outstanding as of the close of business on April 6, 2001 is 311,047,958.51 shares. The number of shares of each Fund outstanding at the close of business on April 6, 2001 is set forth in Exhibit A.

    If a quorum is not present at the Meeting, sufficient votes in favor of a proposal are not received by the time scheduled for the Meeting, or the shareholders determine to adjourn the Meeting for any other reason, the shareholders present (in person or proxy) may adjourn the Meeting from time to time, without notice other than announcement at the Meeting. Any such adjournment will require the affirmative vote of the shareholders holding a majority of the voting shares present, in person or by proxy, at the Meeting. The persons named in the Proxy will vote in favor of such adjournment those voting shares that they are entitled to vote if such adjournment is necessary to obtain a quorum or if they determine such an adjournment is desirable for any other reason. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. If the accompanying proxy is executed and returned in time for the Meeting, the voting shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the meeting (or any adjournment thereof).

PROXIES

    All voting shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the proxy is to be voted on any of the business to come before the Meeting, it will be voted in accordance with such specifications. If a shareholder returns its proxy but no direction is made on the proxy, the proxy will be voted FOR the Proposal. The shareholders voting to ABSTAIN on the Proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the Proposal, but not as having voted FOR the Proposal (and therefore will have the effect of a vote against). A properly signed proxy on which a broker has indicated that it has no authority to vote on the Proposal on behalf of the beneficial owner (a "broker non-vote") will be treated as present for purposes of achieving a quorum but will not be counted in determining the votes cast on the Proposal (and therefore will have the effect of a vote against).

    A proxy granted by any shareholder may be revoked by such shareholder at any time prior to its use by written notice to the Trust, by submission of a later dated proxy or by voting in person at the Meeting. If any other matters come before the Meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

EXPENSES OF PROXY SOLICITATION

    The Trust will pay all of the expenses in connection with the preparation, printing and mailing to shareholders of the proxy, accompanying notice of meeting and this proxy statement and any supplementary solicitation of its shareholders.

    It is expected that the cost of retaining D. F. King & Co., Inc. to assist in the proxy solicitation process for the Fund Complex will not exceed $200,000 in addition to expenses, which cost will be borne by JPMC.

BENEFICIAL OWNERSHIP

    Exhibit B contains information about the beneficial ownership by shareholders of five percent or more of each Fund's outstanding shares, as of April 6, 2001. On that date, the existing Trustees and officers of the Funds, together as a group, "beneficially owned" less than 1% of each Fund's outstanding shares.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

    Each of the Funds will furnish, without charge, a copy of its most recent annual report (and most recent semi-annual report succeeding the annual report) to a shareholder of the Fund upon request. Any such request should be directed to the Trust at (800) 521-5411.

PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

    The Trust does not generally hold an Annual Meeting of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

                                 OTHER BUSINESS

    The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSAL. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF THE PROPOSAL.

MAY 18, 2001

                                   EXHIBIT A

                         NUMBER OF SHARES OF EACH FUND
             OUTSTANDING AS OF THE CLOSE OF BUSINESS APRIL 6, 2001

NAME OF FUND                                        NUMBER OF SHARES OF FUND OUTSTANDING
------------                                        ------------------------------------
J.P. Morgan Global 50 Fund                                         7,533,016.00

J.P. Morgan Global Healthcare Fund                                 2,595,037.39

J.P. Morgan Tax Aware U.S. Equity Fund                            13,889,297.96

J.P. Morgan Tax Aware Disciplined Equity Fund                     23,157,051.30

J.P. Morgan Large Cap Growth Fund                                    367,444.87

J.P. Morgan California Bond Fund                                  16,075,225.59

J.P. Morgan Market Neutral Fund                                    1,302,800.58

J.P. Morgan Smart Index Fund                                      33,740,483.75

J.P. Morgan Tax Aware Enhanced Income Fund                       210,954,899.93

J.P. Morgan Tax Aware Small Company Opportunities
  Fund                                                            14,799,867.04

                                   EXHIBIT B

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

    As of April 6, 2001, the following shareholders were known to the Trust to own beneficially 5% or more of the voting shares of a Fund:

                                                                                                  PERCENT OF
                                            NAME AND ADDRESS OF BENEFICIAL                       OUTSTANDING
NAME OF FUND                                             OWNER                  SHARES OWNED    SHARES OF FUND
------------                              -----------------------------------  ---------------  --------------
J.P. Morgan Tax Aware U.S. Equity Fund    Charles Schwab & Co. Inc. Special       1,331,756.06        9.59%
                                          Custody Account for Benefit of
                                          Customers
                                          Attn: Mutual Funds
                                          101 Montgomery St.
                                          San Francisco, CA 94104-4122
J.P. Morgan Tax Aware Disciplined Equity  Charles Schwab & Co. Inc.               8,014,519.90       34.61%
  Fund                                    Special Custody Account for Benefit
                                          of Customers
                                          Attn: Mutual Funds
                                          101 Montgomery St.
                                          San Francisco, CA 94104-4122
J.P. Morgan Institutional Large Cap       JP Morgan Investment                      367,438.09         100%
  Growth Fund                             Management, Inc.
                                          Seed Account: JPM Inst. Market
                                          Neutral
                                          Attn: Diane Minardi/Mark Fong-Woo
                                          522 5th Ave.
                                          New York, NY 10036-7601
J.P. Morgan Institutional Market Neutral  Charles Schwab & Co. Inc. Special         105,979.45        8.13%
  Fund                                    Custody Account for Benefit of
                                          Customers
                                          Attn: Mutual Funds
                                          101 Montgomery St.
                                          San Francisco, CA 94104-4122
J.P. Morgan Institutional Market Neutral  JP Morgan Investment                      745,599.68       57.23%
  Fund                                    Management, Inc.
                                          Seed Account: JPM Inst. Market
                                          Neutral
                                          Attn: Diane Minardi/Mark Fong-Woo
                                          522 5th Ave.
                                          New York, NY 10036-7601
J.P. Morgan Institutional Market Neutral  Blue Cross & Blue Shield of               438,627.59       33.67%
  Fund                                    Massachusetts Inc. Retirement
                                          Income Trust
                                          Keith F. Renaldi VP & Assoc.
                                          Treasurer
                                          100 Summer Street #01/06
                                          Boston, MA 02110-2106
J.P. Morgan Institutional Smart Index     JP Morgan FSB as Agent for Forest       2,475,216.96        7.34%
  Fund                                    Lawn Endowment Fund
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107

                                                                                                  PERCENT OF
                                            NAME AND ADDRESS OF BENEFICIAL                       OUTSTANDING
NAME OF FUND                                             OWNER                  SHARES OWNED    SHARES OF FUND
------------                              -----------------------------------  ---------------  --------------
J.P. Morgan Institutional Smart Index     JPMIM as Agent for Lay Employees        2,019,353.82        5.98%
  Fund                                    Defind Contribution Plan Trust
                                          Attn: Janet Valsechi
                                          522 5th Avenue
                                          New York, NY 10036-7601
J.P. Morgan Institutional Smart Index     JPMIM as Agent for the Retirement       1,957,436.89        5.80%
  Fund                                    Trust Fund for the St. Joseph's
                                          Province of the Sisters of St.
                                          Joesph of Peace
                                          Attn: F. Gentil
                                          522 5th Ave.
                                          New York, NY 10036
J.P. Morgan Institutional Tax Aware       Morgan Guaranty Trust Co. of NY        13,583,912.07        6.44%
  Enhanced Income Fund                    Agent for Rockbuster LLC
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107
J.P. Morgan Institutional Tax Aware       JP Morgan FSB as Agent for Caren       20,328,489.07        9.64%
  Enhanced Income Fund                    Harvey Prothro
                                          Attn: Special Products 2/OPS3
                                          500 Stanton Christiana Road
                                          Newark, DE 19713-2107

FORM OF PROXY


                            J.P. MORGAN SERIES TRUST

                                     [FUND]

         This proxy is solicited on behalf of the Board of Trustees of J.P. Morgan Series Trust for the Special Meeting of the Shareholders to be held on July 3, 2001.

         The undersigned hereby appoints Peter Eldridge, Joseph Bertini AND Judy Bartlett, and each of them, attorneys and proxies for the undersigned, with full power of substitution, and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of [Fund] which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 1211 Avenue of the Americas, 41st Floor, New York, N.Y. 10036 on July 3, 2001, at 9:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Shareholders in person or by substitute (or, if only one shall be so present, then that one) and shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

         NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

         DATE __________ ___, _______

         ____________________________

         ____________________________



         Signature(s), Title(s) (if applicable)

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE

Mark box at right if an address change or comment has been      /   /
noted on the reverse side of this card.


CONTROL NUMBER:
RECORD DATE SHARES:


Please be sure to sign and date this Proxy.            Date
-------------------------------------------------------------------------------


--------Shareholder sign here--------------------------Co-owner sign here------


DETACH CARD

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

FOLLOW THESE FOUR EASY STEPS:

1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.

2. CALL THE TOLL-FREE NUMBER
   1-877-PRX-VOTE (1-877-779-8683).
   THERE IS NO CHARGE FOR THIS CALL.

3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE RECORDED INSTRUCTIONS.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!


                                                      For All   With-    For All
1. To elect Trustees to serve as members of the      Nominees   hold     Except
   Board of Trustees of the Trust.                    /   /    /   /     /   /

   (01) William J. Armstrong
   (02) Roland R. Eppley, Jr.
   (03) Ann Maynard Gray
   (04) Matthew Healey
   (05) Fergus Reid, III
   (06) James J. Schonbachler
   (07) Leonard M. Spalding, Jr.
   (08) H. Richard Vartabedian


   NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).


2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.


                                                                     DETACH CARD


VOTE BY INTERNET
It's fast, convenient, and your vote is immediately confirmed and posted.


FOLLOW THESE FOUR EASY STEPS:


1. READ THE ACCOMPANYING COMBINED PROSPECTUS/PROXY
   STATEMENT.


2. GO TO THE WEBSITE
   http://www.eproxyvote.com/pptxx


3. ENTER YOUR CONTROL NUMBER LOCATED ON YOUR PROXY CARD.

4. FOLLOW THE INSTRUCTIONS PROVIDED.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/pptxx anytime!


    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET